SUPPLEMENT TO PROSPECTUS
                           DATED NOVEMBER 1, 2003 FOR
                           THE HIRTLE CALLAGHAN TRUST

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 2004
                          (AS REVISED JANUARY 30, 2004)

THE FIXED INCOME PORTFOLIO. Pursuant to the terms of a Portfolio Management Agreement with the Trust, The Fixed Income Portfolio currently pays Deutsche Asset Management, Inc. ("DeAM") a portfolio management fee of 0.255% of the Portfolio's average daily net assets. DeAM has agreed to amend this Portfolio Management Agreement to reduce the fee specified in this agreement to 0.200% and the Board of Trustees is expected formally to approve such amendments at its next regularly scheduled meeting. Pending such approval, DeAM has agreed to accept, as compensation for its services under this agreement, a fee of 0.200% of the Portfolio's average daily net assets. DeAM's fee waiver is effective with respect to services rendered by DeAM on or after January 1, 2004.

The following expense information reflects DeAM's reduction in fees:

SHAREHOLDER EXPENSES                       EXAMPLE:  This Example is intended to
The following table and accompanying       help   you   compare   the   cost  of
example describe the fees and              investing in the  Portfolio  with the
expenses that you may pay if you buy       cost of  investing  in  other  mutual
and hold shares of the Portfolio.          funds.  The Example  assumes that you
                                           invest  $10,000 in the  Portfolio for
SHAREHOLDER FEES                           the time periods  indicated  and then
(Fees paid directly from your              redeem all of your  shares at the end
investment, expressed as a percentage      of those  periods.  The Example  also
of offering price)                         assumes  the   reinvestment   of  all
                                           dividends and distributions in shares
Maximum Sales Charges..........  None      of   the    Portfolio,    that   your
Maximum Redemption Fee.........  None      investment  has a 5% return each year
                                           and  that the  Portfolio's  operating
ANNUAL OPERATING EXPENSES                  expenses  remain  the same.  Although
(Expenses that are deducted from the your actual cost may be higher or Portfolio's assets, expressed as a lower, based on these assumptions,
percentage of average net assets)          your costs would be:

MANAGEMENT FEES...............  0.25%
OTHER EXPENSES................  0.13%           1   YEAR  .............  $ 39
TOTAL PORTFOLIO OPERATING                       3   YEARS..............  $122
  EXPENSES....................  0.38%           5   YEARS..............  $213
                                                10 YEARS...............  $480

THE SMALL CAPITALIZATION EQUITY PORTFOLIO. Geewax, Terker and Co. ("Geewax") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Under the terms of it portfolio management agreement relating to the Portfolio, Geewax is entitled to receive an advisory fee, based on the average daily net asset value of that portion of the assets of the Portfolio ("Account") managed by it, at an annual rate of 0.30%. Effective January 1, 2004, Geewax has voluntarily agreed to waive an amount equal to two-thirds of its advisory fee. This waiver will remain in effect until the gross performance achieved by Geewax for the Account with respect to the period beginning April 1, 2001, equals or exceeds the performance of the Russell 2000 Value index for the same period. Performance will be measured for this purpose daily and on a cumulative basis.